UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 29, 2022

Sparx Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56315	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

780 Reservoir Avenue #123 Cranston, RI	02910
(address of principal executive offices)	(zip code)

774-250-2456
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, “Our”, and or “The Company”, refer to Sparx Holdings Group, Inc., formerly known as, “Prime Time Holdings, Inc.”

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements which involve risks and uncertainties. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates”, “believes”, “can”, “continue”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “potential”, “predicts”, or “should”, or the negative of these terms or other comparable terminology.

Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may appear in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements to vary. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time, and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements, except as expressly required by law.

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2022, we entered into and consummated a Patent License Agreement (“Agreement”) with Sparx Technologies, LLC, a limited liability company (“Licensor”). Licensor is solely owned and controlled by Ms. Cassandra DeNunzio, our CEO and director. Ms. DeNunzio is the sole and first named inventor under a provisional patent application with a Serial No. 63/304,302 filed with the United States Patent Office (“USPTO”) on January 28, 2022, relating to the fire protection industry and particularly a commercially available battery-operated wireless electronic fire sprinkler network. The Patent License Agreement is attached herein as Exhibit 10.1. As a result of the Agreement, we adopted the existing operations and business plan of Sparx Technologies, LLC pursuant to the terms and conditions of the patent licensing agreement and ceased to be a shell company.

In partial consideration for the exclusive license granted by Licensor to the Company, the Company paid Sparx Holdings, LLC, a limited liability company, controlled and solely owned by Ms. DeNunzio, a non-refundable license fee upon execution of the Agreement in the amount of One Hundred Million shares (100,000,000) of the Company’s common stock (the “Initial License Fee”). The Initial License Fee is consideration for the grant and continuation of the license pursuant to a five-year term. Licensor shall have no obligation or liability to return any portion of the Initial License Fee. The Company shall pay Licensor a royalty of fifty percent (50%) of Licensee’s Net Sales of all Licensed Products developed and sold by the Company. Ownership of the licensed technology prior to, during the course or as a result of the Agreement, will be the sole and exclusive property of Licensor.

The consummation of the Agreement is deemed to be a related party transaction given Cassandra DeNunzio serves as our sole officer, and as a member of our Board of Directors. She is also the sole member and controller of Sparx Technologies, LLC.

Our Chief Executive Officer and Director, Casandra DeNunzio has agreed to lend us equipment at no cost resulting in us having in-house capabilities to design and build innovative electronic fire protection products and solutions. Ms. DeNunzio has extensive industry knowledge, familiarity with local specifications and regulations, fire codes and expertise in the design and test engineering of fire detection, suppression, and extinguishment technology and their components and systems. We have available to us, the equipment, capabilities, and expertise to prototype electronic circuits, assemble simple printed circuit boards, benchtop test electrical assemblies with DC and AC power supplies, troubleshoot designs with multimeters, and create wiring harnesses.

The Company has now begun to finalize the advanced wireless sprinkler design and build a prototype to be utilized in wireless fire suppression technology. The prototype is scheduled for completion in the next few months. A utility patent is anticipated to be filed upon completion of the prototype. The Company plans to commercialize Licensor’s wireless fire suppression technology into a fire protection/fire safety product line and seek approval from regulators. We plan to offer our advanced proprietary wireless sprinkler technology in the design, installation, and system integration to protect a variety of premises including commercial buildings and industrial sites from highly challenging fires.

Summary of Risk Factors relating to our business.

Developing new products and technologies entails significant risks and uncertainties.

We are currently operating. However, we are finalizing the design and are in the early stage of building a prototype and it may take much longer than we think to build a prototype. Delays or cost overruns in the development of our fire sprinklers and fire protection products and failure of our products to meet our performance estimates may be caused by, among other things, unanticipated technological hurdles, difficulties in contract manufacturing, changes to design and regulatory hurdles. Any of these events could materially and adversely affect our operating performance and results of operations.

We may experience significant delays or other complications in the design, manufacture and launch of our fire sprinklers and fire protection products which could harm our brand, business, prospects, financial condition and operating results.

We may experience significant delays or other complications in bringing our fire sprinklers and fire protection products to market. Any significant delays or other complications in the development, manufacture and/or launch of our battery-powered wireless fire sprinkler system or future products, including, but not limited to, complications associated with launching our production or supply chain, or regulatory approvals, could materially damage our brand, business, prospects, financial condition and operating results.

We face significant barriers in our attempt to produce our fire sprinklers and fire protection products, and if we cannot successfully overcome those barriers, our business will be negatively impacted.

We face significant barriers as we attempt to produce our first fire sprinkler system. We do not yet have any fully completed prototypes and do not have a final design, a manufacturing facility or manufacturing processes. We will need to contract with external manufacturers to manufacture our products and certain components. In addition, the fire sprinkler industry has traditionally been characterized by significant barriers to entry, including large capital requirements, investment costs for testing and gaining certifications, listings, and/or approvals, regulatory requirements, establishing a brand name and image, and the need to establish sales and service locations. We must successfully overcome these and other manufacturing and regulatory barriers to be successful.

Our long-term success will be dependent upon our ability to achieve market acceptance of our fire sprinklers and fire protection products, and any subsequent new products.

There is no guarantee that our fire sprinklers and fire protection products or any of our future products will be successfully accepted by the general public. There is no guarantee that demand for our fire sprinklers and fire protection products will meet our expectations.

We expect competition.

While our CEO has been engaged in developing fire sprinkler products employing innovative technologies, we have not deployed large-scale commercial measurement-to-monetization operations such as those that the Company plans to undertake. While we are not aware of other companies that are developing similar technology on a commercial scale similar to the commercial scale we intend to achieve, new competitors may gain traction in the United States and abroad and potentially compete with our technology and services. These or new competitors may have more resources than us or may be better capitalized, which may give them a significant advantage, for example, in offering better pricing than the Company, surviving an economic downturn or in reaching profitability. We cannot assure you that we will be able to compete successfully against existing or emerging competitors.

We may need to defend ourselves against patent or other intellectual property infringement claims, which may be time-consuming and would cause us to incur substantial costs.

Companies, organizations or individuals, including our competitors, may hold or obtain patents, trademarks or other proprietary rights that would prevent, limit or interfere with our ability to make, use, develop, sell or market our fire sprinklers and fire protection products or components, which could make it more difficult for us to operate our business. From time to time, we may receive communications from holders of patents or trademarks regarding their proprietary rights. Companies holding patents or other intellectual property rights may bring suits alleging infringement of such rights or otherwise assert their rights and urge us to take licenses. In addition, if we are determined to have infringed upon a third party's intellectual property rights, we may be required to do one or more of the following:

• Cease selling, incorporating certain components into, or offering goods or services that incorporate or use the challenged intellectual property;

• pay substantial damages;

• seek a license from the holder of the infringed intellectual property right, which license may not be available on reasonable terms or at all;

• redesign our fire sprinklers and fire protection products or certain components; or

• establish and maintain alternative branding for our products and services.

We may also need to file lawsuits to protect our intellectual property rights from infringement from third parties, which lawsuits could be expensive, time consuming and distract management’s attention from our core operations.

We may not be able to protect our respective intellectual property rights throughout the world.

Filing, prosecuting and defending patents on all of our ideas and products throughout the world would be prohibitively expensive. Competitors may use our technologies in jurisdictions where we have not yet obtained patent protection to develop their own products and, further, may be able to export otherwise infringing products to territories where we have patent protection but where enforcement is not as strong as that in the United States. These products may compete with our products in jurisdictions where we do not have any issued patents and our patent claims or other intellectual property rights may not be effective or sufficient to prevent them from so competing. Many companies have encountered significant problems in protecting and defending intellectual property rights in certain foreign jurisdictions. The legal systems of certain countries, particularly certain developing countries, do not favor the enforcement of patents or other intellectual property protection, which could make it difficult for us to stop the infringement of any patents we obtain or the marketing of competing products in violation of our proprietary rights generally. As a result, proceedings to enforce our patent rights in certain foreign jurisdictions could result in substantial cost and divert our efforts and attention from other aspects of our business and could be unsuccessful.

We are unable to accurately predict the quantity of testing that our products will be subject to until we start engaging agencies capable of providing us with testing, listings, certifications, and/or approvals.

In order to gain market share and acceptance in the fire sprinkler and fire protection industries, we will need to test our products with renowned and trusted agencies such as United labs or FM Global. Our technology is relatively new in the fire suppression industry and as a result, our technology may be considered outside the scope of clearly defined testing standards that currently exist in the fire sprinkler industry. Agencies may need to evaluate the products we intend to commercialize and may decide, recommend, or require specific tests to be conducted on our products in order for us to gain necessary listings, certifications, and/or approvals for our products. Until we engage agencies with a viable, working product, there is uncertainty in the amount and rigor of testing that will be required to commercialize our products in specific markets, and as a result, there is some uncertainty in regard to our testing expenses.

We cannot guarantee that our products will pass or perform adequately in agency testing.

While we plan to perform extensive internal testing through design verification and validation for our products before we spend funds on agency testing, certifications, listings, and/or approvals, we cannot guarantee that our fire sprinklers and fire protection products will pass or achieve adequate results on each and every agency test. Design modifications may need to be made if we fail or do not perform adequately on a test, and we may need to re-conduct tests which could cause us to incur significant costs. If we cannot pass or achieve adequate results on agency testing, our ability to commercialize our products and our financial condition, operating results, and business prospects will be harmed.

Our products may require agency testing that we cannot perform internally or simulate effectively.

Agency testing for fire sprinklers and fire protection products often requires large-scale fire testing and other tests which are extremely expensive and difficult to perform given facilities restrictions, cost restrictions, and the ability to obtain permits and appropriate legal authorizations to conduct such testing. We intend to simulate and/or conduct modeling for tests that cannot be performed internally to understand how our products will behave in such agency testing. Because we may not be able to perform all required agency testing, our results and outcomes during agency testing may be unpredictable. Failing test results or inadequate performance may prompt us to make design modifications and we may need to re-conduct tests which could cause us to incur significant costs. If we cannot pass or achieve adequate results on agency testing, our ability to commercialize our products and our financial condition, operating results, and business prospects will be harmed.

If we are unable to adequately control the costs associated with operating our business, including our costs of manufacturing and sales, our business, financial condition, operating results and prospects will suffer.

If we are unable to maintain a sufficiently low level of costs for designing, manufacturing, marketing, selling and distributing and servicing our fire sprinklers and fire protection products relative to their selling prices, our operating results, gross margins, business and prospects could be materially and adversely impacted. We have made, and will be required to continue to make, significant investments for the design, manufacture, sale and the servicing of our fire sprinklers and fire protection products. There can be no assurances that our costs of producing and delivering our products will be less than the revenue we generate from sales at the time of the launch of our first fire sprinkler system or that we will ever achieve a positive gross margin on sales of any specific fire sprinkler or fire protection product.

We will incur significant costs related to contracting for the manufacture of our products, procuring the materials required to manufacture our products, assembling our products and compensating our personnel and consultants. Many of the factors that impact our operating costs are beyond our control. For example, the costs of our raw materials and components could increase due to shortages if global demand for these materials and components increases. In addition, we may experience increases in the cost or a sustained interruption in the supply or shortage of materials. Any such cost increase or supply interruption could materially negatively impact our business, prospects, financial condition and operating results. If we are unable to keep our operating costs aligned with the level of revenues we generate, our operating results, business and prospects will be harmed.

If our fire sprinklers and fire protection products fail to perform as expected, we may have to recall our products and our ability to develop, market and sell our products could be harmed.

Our products may contain defects in design and manufacture that may cause them not to perform as expected or that may require repair. While we intend to perform extensive internal and external testing, we will have a limited frame of reference by which to evaluate the performance of our fire sprinklers and fire protection products. There can be no assurances that we will not be required to recall products in the future. There can be no assurance that we will be able to detect and fix any defects in the products prior to their sale to consumers. In the future, we may at various times, voluntarily or involuntarily, initiate a recall if any of our fire sprinklers or fire protection products or their components prove to be defective. Any product defects or any other failure of our fire sprinklers or fire protection products to perform as expected could harm our reputation and result in adverse publicity, lost revenue, delivery delays, product recalls, product liability claims, harm to our brand and reputation, and significant warranty and other expenses, and could have a material adverse impact on our business, financial condition, operating results and prospects.

If we are unable to address the inspection, test, and maintenance requirements of our future customers our business will be materially and adversely affected.

If we are unable to successfully address the inspection, test, and maintenance requirements of our future customers our business and prospects will be materially and adversely affected. In addition, we anticipate the level and quality of the inspection, test, and maintenance we provide our customers will have a direct impact on the success of our future fire sprinklers and fire protection products. If we are unable to satisfactorily inspect, test, and maintain our products for our customers and per industry codes and standards, our ability to generate customer loyalty, grow our business and sell additional products could be impaired.

We will be dependent on our suppliers, some of which may be single or limited source suppliers, and the inability of these suppliers to continue to deliver, or their refusal to deliver, necessary components of our fire sprinklers and fire protection products at prices and volumes acceptable to us could have a material adverse effect on our business, prospects and operating results.

We will be dependent on our suppliers, some of which may be single or limited source suppliers, and the inability of these suppliers to continue to deliver, or their refusal to deliver, necessary components of our fire sprinklers and fire protection products at prices and volumes acceptable to us could have a material adverse effect on our business, prospects and operating results. In addition, we have not yet established relationships with suppliers for all of our components.

While we believe that we will be able to establish necessary supply relationships as well as alternate supply relationships, we may be unable to do so at prices or costs that are favorable to us. The inability to secure necessary suppliers or the future loss of any suppliers or any disruption in the supply of components from these suppliers could lead to delays in product deliveries to our customers, which could hurt our relationships with our customers and also materially adversely affect our business, prospects and operating results.

We may become subject to product liability claims, which could harm our financial condition and liquidity if we are not able to successfully defend or insure against such claims.

The risk of product liability claims, product recalls, and associated adverse publicity is inherent in the manufacturing, marketing, and sale of fire sprinklers and fire protection products. We may become subject to product liability claims, which could harm our business, prospects, operating results and financial condition. The fire sprinkler and fire protection product industries experiences significant product liability claims and we face inherent risk of exposure to claims in the event our products do not perform as expected or malfunction resulting in personal injury or death. A successful product liability claim against us could require us to pay a substantial monetary award. In addition, a product liability claim could generate substantial negative publicity about our products and business and inhibit or prevent commercialization of other future fire sprinklers and fire protection product candidates which would have material adverse effect on our brand, business, prospects and operating results. Any lawsuit, regardless of its merit, may have a material adverse effect on our reputation, business and financial condition.

Termination of Agreement

The Agreement may be terminated at any time by Licensor, for any reason, with or without cause, and without any payment or liability to Licensee with immediate effect by notice given in writing to the Licensee via email or certified mail at the sole option of Licensor to terminate the Agreement. If, in the event Licensor decides to terminate the Agreement for any reason, we will no longer have a business plan or operations. The result could be that we become a shell company. Shell company status would result in making it difficult to borrow money and sell shares of our stock.

Additional Information:

Currently, we have begun beta testing of the following website to showcase our progress and business offerings: https://sparx-fire.com/

To date, we have relied on funding from our controlling shareholder, sole officer, and Directors. Such funding is more than likely to be insufficient to further our business agenda, and plans to manufacture, market, and sell products and other inventions relating to the fire protection industry. We may seek to raise additional funding through the sale of shares of our common stock and or by other measures our management deems fit. If we do not have sufficient funds available to further our business agenda, we may need to scale back, or curtail operations.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

Item 5.06. Change in Shell Company Status.

As a result of the disclosure set forth in Item 1.01 to this Current Report relating to execution of the Agreement, we believe that we are no longer a shell company, as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Item 8.01 Other Events.

As previously disclosed in our Form 10-K filed on August 1, 2022, the Company initiated a FINRA corporate action to effectuate a name change from Prime Time Holdings, Inc. to Sparx Holdings Group, Inc., and to change our ticker symbol. This corporate action remains pending.

We do not yet know what the Company’s ticker symbol will be changed to, and the ticker symbol chosen will be dependent on current availability and FINRA approval.

The legal date of our name change, July 19, 2022, will differ from the market release date when posted on FINRA’s daily list. A Form 8-K will be filed with the Commission after completion of our FINRA corporate action.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Patent License Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sparx Holdings Group, Inc.

Dated: August 29, 2022	/s/ Cassandra DeNunzio
By: Cassandra DeNunzio Chief Executive Officer